EXHIBIT 23.1


                     CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of EMC Corporation of our report dated January 22, 1999 relating to the consolidated financial statements and financial statement schedule, which appears in EMC Corporation's Annual Report on Form 10-K for the year ended December 31, 1998.


                                     /s/  PricewaterhouseCoopers LLP
                                     _________________________________
                                     PRICEWATERHOUSECOOPERS LLP


Boston, Massachusetts
December 7, 1999